Exhibit 23.4

              CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS


 We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reserve report dated as of December 31, 1997,
 and  to  all   references   to   our  firm appearing in the Anuual Report
 on Form 10-K for Leviathan Gas Pipeline Partners, L.P. for the fiscal year ended December 31, 1997 incorporated by reference in this Form S-8.


                                      NETHERLAND, SEWELL & ASSOCIATES, INC.


                                        By:/s/ Frederic D. Sewell
                                           ---------------------
                                           Frederic D. Sewell
                                           President

Dallas, Texas
January 12, 1999